UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 7, 2009 (January 7, 2009)

Endo Pharmaceuticals Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA		19317
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(610) 558-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On January 5, 2009, Endo Pharmaceuticals Holdings Inc. (“Endo”), BTB Purchaser Inc. (“Merger Sub”), a wholly-owned subsidiary of Endo, and Indevus Pharmaceuticals, Inc., (“Indevus”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Endo will acquire Indevus.

Pursuant to the terms of the Merger Agreement, and subject to the conditions thereof, Endo (through Merger Sub) has agreed to commence a cash tender offer (the “Offer”) to purchase all of the issued and outstanding shares of the common stock, par value $0.001 per share, of Indevus (the “Shares”) at a price of $4.50 per Share, net to the seller in cash (less any required withholding taxes and without interest), plus contractual rights to receive up to an additional $3.00 per Share in contingent cash consideration payments (the “Offer Price”), which will be payable upon certain drug approval and sales milestones being achieved. Pursuant to the terms of the Merger Agreement, the Offer would expire on the 45th day following and including the commencement date, unless extended in accordance with the terms of the Merger Agreement and the applicable rules and regulations of the Securities and Exchange Commission. The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by Endo with the Securities and Exchange Commission on January 5, 2009 and is incorporated herein by reference.

On January 7, 2009, for the sole purpose of revising the time at which the Offer will expire from midnight, to 5:00 p.m. on the 45th day following and including the commencement date, unless extended in accordance with the terms of the Merger Agreement and the applicable rules and regulations of the Securities and Exchange Commission, Endo, Merger Sub and Indevus entered into an Amendment to the Agreement and Plan of Merger. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment, dated January 7, 2009, to the Agreement and Plan of Merger, by and among Endo Pharmaceuticals Holdings Inc., BTB Purchaser Inc. and Indevus Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO PHARMACEUTICALS HOLDINGS INC.
(Registrant)

By:	/s/ Caroline B. Manogue
Name: Caroline B. Manogue
Title: Executive Vice President, Chief Legal Officer & Secretary

Dated: January 7, 2009

EXHIBIT LIST

Exhibit No.	Description

10.1	Amendment, dated January 7, 2009, to the Agreement and Plan of Merger, by and among Endo Pharmaceuticals Holdings Inc., BTB Purchaser Inc. and Indevus Pharmaceuticals, Inc.